EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL

OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Karen Aalders, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Mainstream Entertainment, Inc. on Form 10-K for the fiscal year ended September 30, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Mainstream Entertainment, Inc.

Date: January 30, 2012

By: /s/ Karen Aalders

Karen Aalders

Chief Financial Officer and

Principal Financial Officer/Principal Accounting Officer